BLACKROCK ETF TRUST
iShares U.S. Thematic Rotation Active ETF
(the “Fund”)
Supplement dated January 21, 2025 to the Summary Prospectus and Prospectus of the Fund, each dated November 27, 2024, as supplemented to date
Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:
The fourth paragraph of the section of the Summary Prospectus entitled “Principal Investment Strategies” and the third paragraph of the section of the Prospectus entitled “Principal Investment Strategies” are deleted in their entirety and replaced with the following:
In selecting investments for the Fund, BFA uses a systematic framework for analyzing companies and seeking proactive risk-management by focusing on theme identification, theme and company evaluation, and portfolio construction. Using this framework, BFA seeks exposure to multiple themes, including emerging and structural trends.
The section of the Prospectus entitled “More Information About the Fund — Investment Process” is deleted in its entirety and replaced with the following:
In selecting investments for the Fund, BFA uses a systematic framework for analyzing companies and seeking proactive risk-management by focusing on theme identification, theme and company evaluation, and portfolio construction. Using this framework, BFA seeks exposure to multiple themes, including emerging and structural trends.
Theme Identification: BFA uses statistical techniques, curated data sets, and continually updated models to identify relevant, transitory themes. To make each theme investible, BFA constructs a custom basket with respect to each theme where stock weights are intended to reflect the relevance of the theme on that company; a larger stock weight would signify a stronger relationship between a security and the given theme, as determined by BFA.
Theme and Company Evaluation: BFA seeks to evaluate the attractiveness of (i) each identified theme and (ii) each company included in the investible universe using proprietary alpha signals. This produces (i) a return forecast for each theme that seeks to emphasize those themes with desirable attributes, such as attractive flow activity and investor sentiment and (ii) a return forecast for each company that seeks to emphasize those companies with strong fundamentals and other characteristics with constructive outlooks. Evaluating these themes and companies helps BFA dynamically rotate in and out of themes and securities over time.
Portfolio Aggregation and Construction: BFA then invests across multiple themes and individual companies based on the return forecasts identified in this framework to seek to deliver a diversified portfolio of securities. The systematic approach trades off return forecasts with measures of correlations, volatilities, and transaction costs in an attempt to emphasize robust risk and cost controls.
The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
Shareholders should retain this Supplement for future reference.
PR2-USTR-0125SUP